Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General. Western Gas Equity Partners, LP is a Delaware master limited partnership (“MLP”) formed in September 2012 to own three types of partnership interests in Western Gas Partners, LP. Western Gas Equity Partners, LP was formed by converting WGR Holdings, LLC into a limited partnership and changing its name. Western Gas Partners, LP (together with its subsidiaries, “WES”) is a Delaware MLP formed by Anadarko Petroleum Corporation in 2007 to acquire, own, develop and operate midstream assets.
For purposes of these consolidated financial statements, “WGP” refers to Western Gas Equity Partners, LP in its individual capacity or to Western Gas Equity Partners, LP and its subsidiaries, including Western Gas Holdings, LLC and WES, as the context requires. “WES GP” refers to Western Gas Holdings, LLC, individually as the general partner of WES, and excludes WES. WGP’s general partner, Western Gas Equity Holdings, LLC (“WGP GP”), is a wholly owned subsidiary of Anadarko Petroleum Corporation. WES GP owns all of the general partner interest in WES, which constitutes substantially all of its business, which primarily is to manage the affairs and operations of WES. Refer to Note 5 for a discussion of WGP’s holdings of WES equity. “Anadarko” refers to Anadarko Petroleum Corporation and its subsidiaries, excluding WGP and WGP GP, and “affiliates” refers to subsidiaries of Anadarko, excluding WGP, but including equity interests in Fort Union Gas Gathering, LLC (“Fort Union”), White Cliffs Pipeline, LLC (“White Cliffs”), Rendezvous Gas Services, LLC (“Rendezvous”), Enterprise EF78 LLC (the “Mont Belvieu JV”), Texas Express Pipeline LLC (“TEP”), Texas Express Gathering LLC (“TEG”), Front Range Pipeline LLC (“FRP”), Whitethorn Pipeline Company LLC (“Whitethorn LLC”), Cactus II Pipeline LLC (“Cactus II”), Saddlehorn Pipeline Company, LLC (“Saddlehorn”), Panola Pipeline Company, LLC (“Panola”), Mi Vida JV LLC (“Mi Vida”) and Ranch Westex JV LLC (“Ranch Westex”). See Note 3. The interests in TEP, TEG and FRP are referred to collectively as the “TEFR Interests.” “MGR assets” refers to the Red Desert complex and the Granger straddle plant. The “West Texas complex” refers to the Delaware Basin Midstream, LLC (“DBM”) complex and DBJV and Haley systems, all of which were combined into a single complex effective January 1, 2018.
WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas; gathering, stabilizing and transporting condensate, natural gas liquids (“NGLs”) and crude oil; and gathering and disposing of produced water. In addition, in its capacity as a processor of natural gas, WES also buys and sells natural gas, NGLs and condensate on behalf of itself and as agent for its customers under certain of its contracts. WES provides these midstream services for Anadarko, as well as for third-party customers. As of December 31, 2018, WES’s assets and investments, including AMA (as defined in Note 3), consisted of the following:

	Owned and Operated	Operated Interests	Non-Operated Interests	Equity Interests
Gathering systems (1)	17	2	3	2
Treating facilities	34	3	—	3
Natural gas processing plants/trains	23	3	—	5
NGLs pipelines	2	—	—	4
Natural gas pipelines	5	—	—	—
Oil pipelines	3	1	—	3

(1)	Includes the DBM water systems.

These assets and investments are located in the Rocky Mountains (Colorado, Utah and Wyoming), North-central Pennsylvania, Texas and New Mexico. Mentone Train I, a processing train that is part of the West Texas complex, and an additional water system at the DBM water systems commenced operation in the fourth quarter of 2018. Mentone Train II, a second processing train that is part of the West Texas complex, is expected to commence operation in the first quarter of 2019.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basis of presentation. The following table outlines WES’s ownership interests and the accounting method of consolidation used in WES’s consolidated financial statements for entities not wholly owned:

Percentage Interest
Equity investments (1)
Fort Union	14.81%
White Cliffs	10.00%
Rendezvous	22.00%
Mont Belvieu JV	25.00%
TEP	20.00%
TEG	20.00%
FRP	33.33%
Whitethorn	20.00%
Cactus II	15.00%
Saddlehorn	20.00%
Panola	15.00%
Mi Vida	50.00%
Ranch Westex	50.00%
Proportionate consolidation (2)
Marcellus Interest systems	33.75%
Springfield system	50.10%
Full consolidation
Chipeta (3)	75.00%

(1)
Investments in non-controlled entities over which WES exercises significant influence are accounted for under the equity method. “Equity investment throughput” refers to WES’s share of average throughput for these investments.

(2)	WGP proportionately consolidates WES’s associated share of the assets, liabilities, revenues and expenses attributable to these assets.

(3)
The 25% interest in Chipeta Processing LLC (“Chipeta”) held by a third-party member is reflected within noncontrolling interests in the consolidated financial statements, in addition to the noncontrolling interests noted below.

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The consolidated financial statements include the accounts of WGP and entities in which it holds a controlling financial interest, including WES and WES GP. All significant intercompany transactions have been eliminated.
The consolidated financial results of WES are included in WGP’s consolidated financial statements due to WGP’s 100% ownership interest in WES GP and WES GP’s control of WES. Throughout these notes to consolidated financial statements, and to the extent material, any differences between the consolidated financial results of WGP and WES are discussed separately. WGP has no independent operations or material assets other than its partnership interests in WES. WGP’s consolidated financial statements differ from those of WES primarily as a result of (i) the presentation of noncontrolling interest ownership (attributable to the limited partner interests in WES held by the public, other subsidiaries of Anadarko and private investors, see Note 5), (ii) the elimination of WES GP’s investment in WES with WES GP’s underlying capital account, (iii) the general and administrative expenses incurred by WGP, which are separate from, and in addition to, those incurred by WES, (iv) the inclusion of the impact of WGP equity balances and WGP distributions, and (v) WGP’s senior secured revolving credit facility (“WGP RCF”). See Note 13.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Adjustments to previously issued financial statements. WGP’s consolidated statements of operations for the year ended December 31, 2018, include adjustments to revenue and cost of product expense of the following amounts: (i) $42.6 million increase in Service revenues - fee based, (ii) $13.8 million increase in Product sales and (iii) $56.4 million increase in Cost of product; all of which relate to the nine months ended September 30, 2018. During the third quarter of 2018, management determined that under ASU 2014-09, Revenue from Contracts with Customers (Topic 606) (“Topic 606”) adopted on January 1, 2018, WES’s marketing affiliate was acting as WES’s agent in certain product sales transactions on behalf of WES and in performing marketing services on behalf of WES’s customers. The adjustments have no impact to Operating income (loss), Net income (loss), the balance sheets, cash flows or any non-GAAP metric WES uses to evaluate its operations (see How WES Evaluates Its Operations under Part II, Item 7 of Exhibit 99.1 to this Current Report on Form 8-K) and are not considered material to the results of operations for the year ended December 31, 2018. WGP will revise its previously reported unaudited financial statements for the 2018 interim periods to reflect the adjustments in future filings.

Variable interest entity. WES is a variable interest entity (“VIE”) because the partners in WES with equity at risk lack the power, through voting or similar rights, to direct the activities that most significantly impact WES’s economic performance. A reporting entity that concludes it has a variable interest in a VIE must evaluate whether it has a controlling financial interest in the VIE, such that it is the VIE’s primary beneficiary and should consolidate. WGP is the primary beneficiary of WES and therefore should consolidate because (i) WGP has the power to direct the activities of WES that most significantly affect its economic performance and (ii) WGP has the right to receive benefits or the obligation to absorb losses that could be potentially significant to WES. As noted above, WGP has no independent operations or material assets other than its partnership interests in WES. The assets of WES cannot be used by WGP for general partnership purposes. WES’s long-term debt is recourse to WES GP, which is wholly owned by WGP. In turn, WES GP is indemnified by wholly owned subsidiaries of Anadarko for any claims made against WES GP under the indentures governing WES’s outstanding notes or borrowings under WES’s senior unsecured revolving credit facility (“WES RCF”). WES’s sources of liquidity include cash and cash equivalents, cash flows generated from operations, interest income on its $260.0 million note receivable from Anadarko, available borrowing capacity under the WES RCF, and issuances of additional equity or debt securities.

Noncontrolling interests. WGP’s noncontrolling interests in the consolidated financial statements consist of the following for all periods presented: (i) the 25% interest in Chipeta held by a third-party member, (ii) the publicly held limited partner interests in WES, (iii) the 2,011,380 WES common units issued by WES to other subsidiaries of Anadarko as part of the consideration paid for the acquisitions of the Non-Operated Marcellus Interest, the TEFR Interests and Springfield Pipeline LLC (“Springfield”), and (iv) the WES Class C units issued by WES to a subsidiary of Anadarko as part of the funding for the acquisition of DBM. The WES Series A Preferred units issued to private investors as part of the funding of the Springfield acquisition were also noncontrolling interests in the consolidated financial statements until converted into WES common units in 2017. See Note 3 and Note 5.
When WES issues equity, the carrying amount of the noncontrolling interest reported by WGP is adjusted to reflect the noncontrolling ownership interest in WES. The resulting impact of such noncontrolling interest adjustment on WGP’s interest in WES is reflected as an adjustment to WGP’s partners’ capital.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Presentation of WES assets. The term “WES assets” includes both the assets indirectly owned and the interests accounted for under the equity method, by WGP through its partnership interests in WES, including AMA (as defined in Note 3), as of December 31, 2018 (see Note 10). Because WGP owns the entire interest in and controls WES GP, and WGP GP is controlled by Anadarko, each of WES’s acquisitions of WES assets from Anadarko has been considered a transfer of net assets between entities under common control. As such, WES assets acquired from Anadarko were initially recorded at Anadarko’s historic carrying value, which did not correlate to the total acquisition price paid by WES. Further, after an acquisition of assets from Anadarko, WES and WGP (by virtue of its consolidation of WES) are required to recast their financial statements to include the activities of such WES assets from the date of common control.
For those periods requiring recast, the consolidated financial statements for periods prior to the acquisition of WES assets from Anadarko, including AMA, are prepared from Anadarko’s historical cost-basis accounts and may not necessarily be indicative of the actual results of operations that would have occurred if WES had owned the WES assets during the periods reported. Net income (loss) attributable to the WES assets acquired from Anadarko for periods prior to WES’s acquisition of the WES assets is not allocated to the limited partners.

Use of estimates. In preparing financial statements in accordance with GAAP, management makes informed judgments and estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Management evaluates its estimates and related assumptions regularly, using historical experience and other methods considered reasonable. Changes in facts and circumstances or additional information may result in revised estimates and actual results may differ from these estimates. Effects on the business, financial condition and results of operations resulting from revisions to estimates are recognized when the facts that give rise to the revisions become known. The information included herein reflects all normal recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the consolidated financial statements, and certain prior-period amounts have been reclassified to conform to the current-year presentation.

Shutdown of gathering systems. In May 2018, after assessing a number of factors, with safety and protection of the environment as the primary focus, WES decided to take the Kitty Draw gathering system in Wyoming (part of the Hilight system) and the Third Creek gathering system in Colorado (part of the DJ Basin complex) permanently out of service. Results for the year ended December 31, 2018, reflect (i) an accrual of $10.9 million in anticipated costs associated with the shutdown of the systems, recorded as a reduction in affiliate Product sales in the consolidated statements of operations and (ii) impairment expense of $134.0 million associated with reducing the net book value of the gathering systems and increasing the asset retirement obligation.

Fair value. The fair-value-measurement standard defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard characterizes inputs used in determining fair value according to a hierarchy that prioritizes those inputs based upon the degree to which they are observable. The three input levels of the fair value hierarchy are as follows:

Level 1 – Inputs represent unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (for example, quoted market prices for similar assets or liabilities in active markets or quoted market prices for identical assets or liabilities in markets not considered to be active, inputs other than quoted prices that are observable for the asset or liability, or market-corroborated inputs).

Level 3 – Inputs that are not observable from objective sources, such as management’s internally developed assumptions used in pricing an asset or liability (for example, an estimate of future cash flows used in management’s internally developed present value of future cash flows model that underlies the fair value measurement).

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In determining fair value, management uses observable market data when available, or models that incorporate observable market data. When a fair value measurement is required and there is not a market-observable price for the asset or liability or a market-observable price for a similar asset or liability, the cost, income, or multiples approach is used, depending on the quality of information available to support management’s assumptions. The cost approach is based on management’s best estimate of the current asset replacement cost. The income approach uses management’s best assumptions regarding expectations of projected cash flows, and discounts the expected cash flows using a commensurate risk adjusted discount rate. Such evaluations involve a significant amount of judgment, since the results are based on expected future events or conditions, such as sales prices, estimates of future throughput, capital and operating costs and the timing thereof, economic and regulatory climates and other factors. A multiples approach uses management’s best assumptions regarding expectations of projected earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and the multiple of that EBITDA that a buyer would pay to acquire an asset. Management’s estimates of future net cash flows and EBITDA are inherently imprecise because they reflect management’s expectation of future conditions that are often outside of management’s control. However, the assumptions used reflect a market participant’s view of long-term prices, costs and other factors, and are consistent with assumptions used in WES’s business plans and investment decisions.
In arriving at fair-value estimates, management uses relevant observable inputs available for the valuation technique employed. If a fair value measurement reflects inputs at multiple levels within the hierarchy, the fair value measurement is characterized based on the lowest level of input that is significant to the fair value measurement. Nonfinancial assets and liabilities initially measured at fair value include certain assets and liabilities acquired in a third-party business combination, assets and liabilities exchanged in non-monetary transactions, goodwill and other intangibles, initial recognition of asset retirement obligations, and initial recognition of environmental obligations assumed in a third-party acquisition. Impairment analyses for long-lived assets, goodwill and other intangibles, and the initial recognition of asset retirement obligations and environmental obligations use Level 3 inputs.
The fair value of debt reflects any premium or discount for the difference between the stated interest rate and the quarter-end market interest rate, and is based on quoted market prices for identical instruments, if available, or based on valuations of similar debt instruments. See Note 13.
The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable reported on the consolidated balance sheets approximate fair value due to the short-term nature of these items.

Cash equivalents. All highly liquid investments with a maturity of three months or less when purchased are considered to be cash equivalents.

Allowance for uncollectible accounts. Revenues are primarily from Anadarko, for which no credit limit is maintained. Exposure to bad debts is analyzed on a customer-by-customer basis for its third-party accounts receivable and WES may establish credit limits for significant third-party customers. The allowance for uncollectible accounts was immaterial at December 31, 2018 and 2017.

Imbalances. The consolidated balance sheets include imbalance receivables and payables resulting from differences in volumes received into WES’s systems and volumes delivered by WES to customers. Volumes owed to or by WES that are subject to monthly cash settlement are valued according to the terms of the contract as of the balance sheet dates and reflect market index prices. Other volumes owed to or by WES are valued at WES’s weighted-average cost as of the balance sheet dates and are settled in-kind. As of December 31, 2018, imbalance receivables and payables were $9.0 million and $9.6 million, respectively. As of December 31, 2017, imbalance receivables and payables were $2.1 million and $3.1 million, respectively. Net changes in imbalance receivables and payables are reported in Cost of product in the consolidated statements of operations.

Inventory. The cost of NGLs inventories is determined by the weighted-average cost method on a location-by-location basis. Inventory is stated at the lower of weighted-average cost or net realizable value and is reported in Other current assets on the consolidated balance sheets. See Note 11.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, plant and equipment. Property, plant and equipment are generally stated at the lower of historical cost less accumulated depreciation or fair value, if impaired. Because acquisitions of assets from Anadarko are transfers of net assets between entities under common control, the assets acquired from Anadarko are initially recorded at Anadarko’s historic carrying value. The difference between the carrying value of net assets acquired from Anadarko and the consideration paid is recorded as an adjustment to partners’ capital.
Assets acquired in a business combination or non-monetary exchange with a third party are initially recorded at fair value. All construction-related direct labor and material costs are capitalized. The cost of renewals and betterments that extend the useful life of property, plant and equipment is also capitalized. The cost of repairs, replacements and major maintenance projects that do not extend the useful life or increase the expected output of property, plant and equipment is expensed as incurred.
Depreciation is computed using the straight-line method based on estimated useful lives and salvage values of assets. However, subsequent events could cause a change in estimates, thereby impacting future depreciation amounts. Uncertainties that may impact these estimates include, but are not limited to, changes in laws and regulations relating to environmental matters, including air and water quality, restoration and abandonment requirements, economic conditions, and supply and demand in the area.
Management evaluates the ability to recover the carrying amount of its long-lived assets to determine whether its long-lived assets have been impaired. Impairments exist when the carrying amount of an asset exceeds estimates of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. When alternative courses of action to recover the carrying amount of a long-lived asset are under consideration, estimates of future undiscounted cash flows take into account possible outcomes and probabilities of their occurrence. If the carrying amount of the long-lived asset is not recoverable based on the estimated future undiscounted cash flows, the impairment loss is measured as the excess of the asset’s carrying amount over its estimated fair value, such that the asset’s carrying amount is adjusted to its estimated fair value with an offsetting charge to impairment expense. Refer to Note 8 for a description of impairments recorded during the years ended December 31, 2018, 2017 and 2016.

Insurance recoveries. Involuntary conversions result from the loss of an asset because of some unforeseen event (e.g., destruction due to fire). Some of these events are insurable and result in property damage insurance recovery. Amounts that are received from insurance carriers are net of any deductibles related to the covered event. A receivable is recorded from insurance to the extent a loss is recognized from an involuntary conversion event and the likelihood of recovering such loss is deemed probable. To the extent that any insurance claim receivables are later judged not probable of recovery (e.g., due to new information), such amounts are expensed. A gain on involuntary conversion is recognized when the amount received from insurance exceeds the net book value of the retired asset(s). In addition, gains related to insurance recoveries are not recognized until all contingencies related to such proceeds have been resolved; that is, a cash payment is received from the insurance carrier or there is a binding settlement agreement with the carrier that clearly states that a payment will be made. To the extent that an asset is rebuilt, the associated expenditures are capitalized, as appropriate, on the consolidated balance sheets and presented as Capital expenditures in the consolidated statements of cash flows. With respect to business interruption insurance claims, income is recognized only when cash proceeds are received from insurers, which are presented in the consolidated statements of operations as a component of Operating income (loss).
In December 2015, there was an initial fire and secondary explosion at the processing facility within the DBM complex. The majority of the damage from the incident was to the liquid handling facilities and the amine treating units at the inlet of the complex. During the year ended December 31, 2017, a $5.7 million loss was recorded in Gain (loss) on divestiture and other, net in the consolidated statements of operations, related to a change in WES’s estimate of the amount that would be recovered under the property insurance claim based on further discussions with insurers. During the second quarter of 2017, WES reached a settlement with insurers and final proceeds were received. During the years ended December 31, 2017 and 2016, WES received $52.9 million and $33.8 million, respectively, in cash proceeds from insurers, including $29.9 million and $16.3 million, respectively, in proceeds from business interruption insurance claims and $23.0 million and $17.5 million, respectively, in proceeds from property insurance claims.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capitalized interest. Interest is capitalized as part of the historical cost of constructing assets for significant projects that are in progress. Capitalized interest is determined by multiplying WES’s weighted-average borrowing cost on debt by the average amount of qualifying costs incurred during the period. Once the construction of an asset subject to interest capitalization is completed and the asset is placed in service, the associated capitalized interest is expensed through depreciation or impairment, together with other capitalized costs related to that asset.

Goodwill. Goodwill is recorded when the purchase price of a business acquired exceeds the fair market value of the tangible and separately measurable intangible net assets. In addition, goodwill represents the allocated portion of Anadarko’s midstream goodwill attributed to the WES assets WGP, through its consolidation of WES, has acquired from Anadarko. WES has allocated goodwill on its two reporting units: (i) gathering and processing and (ii) transportation. Goodwill is evaluated for impairment annually, as of October 1, or more often as facts and circumstances warrant. An initial qualitative assessment is performed to determine the likelihood of whether or not goodwill is impaired. If management concludes, based on qualitative factors, that it is more likely than not that the fair value of the reporting unit exceeds its carrying amount, then goodwill is not impaired and further testing is not necessary. If a quantitative assessment must be performed and the carrying amount of the reporting unit exceeds its fair value, goodwill is written down to its implied fair value through a charge to impairment expense. The carrying value of goodwill after such an impairment would represent a Level 3 fair value measurement. See Note 9.

Other intangible assets. WES assesses intangible assets, as described in Note 9, for impairment together with related underlying long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. See Property, plant and equipment within this Note 1 for further discussion of management’s process to evaluate potential impairment of long-lived assets.

Asset retirement obligations. A liability based on the estimated costs of retiring tangible long-lived assets is recognized as an asset retirement obligation in the period incurred. The liability is recognized at fair value, measured using discounted expected future cash outflows for the asset retirement obligation when the obligation originates, which generally is when an asset is acquired or constructed. The carrying amount of the associated asset is increased commensurate with the liability recognized. Over time, the discounted liability is adjusted to its expected settlement value through accretion expense, which is reported within Depreciation and amortization in the consolidated statements of operations. Subsequent to the initial recognition, the liability is also adjusted for any changes in the expected value of the retirement obligation (with a corresponding adjustment to property, plant and equipment) until the obligation is settled. Revisions in estimated asset retirement obligations may result from changes in estimated inflation rates, discount rates, asset retirement costs and the estimated timing of settling asset retirement obligations. See Note 12.

Environmental expenditures. WES expenses environmental obligations related to conditions caused by past operations that do not generate current or future revenues. Environmental obligations related to operations that generate current or future revenues are expensed or capitalized, as appropriate. Liabilities are recorded when the necessity for environmental remediation or other potential environmental liabilities becomes probable and the costs can be reasonably estimated. Accruals for estimated losses from environmental remediation obligations are recognized no later than at the time of the completion of the remediation feasibility study. These accruals are adjusted as additional information becomes available or as circumstances change. Costs of future expenditures for environmental-remediation obligations are not discounted to their present value. See Note 14.

Segments. Because WGP reflects its ownership interest in WES on a consolidated basis, and has no independent operations or material assets outside those of WES, WGP’s segment analysis and presentation is the same as that of WES. WES’s operations are organized into a single operating segment, the assets of which gather, compress, treat, process and transport natural gas; gather, stabilize and transport condensate, NGLs and crude oil; and gather and dispose of produced water in the United States.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue and cost of product. Upon adoption of the new revenue recognition standard on January 1, 2018 (discussed in Recently adopted accounting standards), WGP changed its accounting policy for revenue recognition as described below.
WES provides gathering, processing, treating, transportation and disposal services pursuant to a variety of contracts. Under these arrangements, WES receives fees and/or retains a percentage of products or a percentage of the proceeds from the sale of the customer’s products. These revenues are included in Service revenues and Product sales in the consolidated statements of operations. Payment is generally received from the customer in the month following the service or delivery of the product. Contracts with customers generally have initial terms ranging from 5 to 10 years.
Service revenues – fee based is recognized for fee-based contracts in the month of service based on the volumes delivered by the customer. Producers’ wells or production facilities are connected to WES’s gathering systems for gathering, processing, treating, transportation and disposal of natural gas, NGLs, condensate, crude oil and produced water, as applicable. Revenues are valued based on the rate in effect for the month of service when the fee is either the same rate per unit over the contract term or when the fee escalates and the escalation factor approximates inflation. Deficiency fees charged to customers that do not meet their minimum delivery requirements are recognized as services are performed based on an estimate of the fees that will be billed upon completion of the performance period. Because of its significant upfront capital investment, WES may charge additional service fees to customers for only a portion of the contract term (i.e., for the first year of a contract or until reaching a volume threshold), and these fees are recognized as revenue over the expected period of customer benefit, which is generally the life of the related properties. WES also recognizes revenue and cost of product expense from marketing services performed on behalf of its customers by Anadarko.
WES also receives Service revenues – fee based from contracts that have minimum volume commitment demand fees and fees that require periodic rate redeterminations based upon the related facility cost of service. These fees include fixed and variable consideration that are recognized on a consistent per-unit rate over the term of the contract. Annual adjustments are made to the cost of service rates charged to customers, and a cumulative catch-up revenue adjustment related to services already provided to the minimum volumes under the contract may be recorded in future periods, with revenues for the remaining term of the contract recognized on a consistent per-unit rate.
Service revenues – product based includes service revenues from percent-of-proceeds gathering and processing contracts that are recognized net of the cost of product for purchases from WES’s customers since it is acting as the agent in the product sale. Keep-whole and percent-of-product agreements result in Service revenues – product based being recognized when the natural gas and/or NGLs are received from the customer as noncash consideration for the services provided. Noncash consideration for these services is valued at the time the services are provided. Revenue from product sales is also recognized, along with the cost of product expense related to the sale, when the product received as noncash consideration is sold to either Anadarko or a third party. When the product is sold to Anadarko, Anadarko is acting as WES’s agent in the product sale, with WES recognizing revenue and related cost of product expense associated with these marketing activities based on the Anadarko sales price to the third party.
WES also purchases natural gas volumes from producers at the wellhead or from a production facility, typically at an index price, and charges the producer fees associated with the downstream gathering and processing services. When the fees relate to services performed after control of the product has transferred to WES, the fees are treated as a reduction of the purchase cost. If the fees relate to services performed before control of the product has transferred to WES, the fees are treated as Service revenues – fee based. Product sales revenue is recognized, along with cost of product expense related to the sale, when the purchased product is sold to either Anadarko or a third party.
WES receives aid in construction reimbursements for certain capital costs necessary to provide services to customers (i.e., connection costs, etc.) under certain service contracts. Aid in construction reimbursements are reflected as a contract liability upon receipt and amortized to Service revenues – fee based over the expected period of customer benefit, which is generally the life of the related properties.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Equity-based compensation. Concurrently with WGP’s initial public offering (“IPO”), WGP GP adopted the Western Gas Equity Partners, LP 2012 Long-Term Incentive Plan (the “WGP LTIP”). The WGP LTIP permits the issuance of up to 3,000,000 WGP common units, of which 2,937,197 units remained available for future issuance as of December 31, 2018. Upon vesting of each phantom unit, the holder will receive common units of WGP or, at the discretion of WGP GP’s Board of Directors (the “Board of Directors”), cash in an amount equal to the market value of common units of WGP on the vesting date. Equity-based compensation expense attributable to grants made under the WGP LTIP impacts cash flows from operating activities only to the extent cash payments are made to a participant in lieu of issuance of WGP common units to the participant. Equity-based compensation expense attributable to awards granted under the WGP LTIP is amortized over the vesting periods applicable to the awards.
Prior to October 17, 2017, phantom unit awards were granted under the Western Gas Partners, LP 2008 Long-Term Incentive Plan (the “WES 2008 LTIP”). On October 17, 2017, however, WES’s common and Class C unitholders approved the Western Gas Partners, LP 2017 Long-Term Incentive Plan (the “WES 2017 LTIP”), which replaced the WES 2008 LTIP. As used in this section, the term “WES LTIP” refers to the WES 2008 LTIP with respect to awards granted prior to October 17, 2017, and to the WES 2017 LTIP with respect to awards granted after October 17, 2017. The WES 2017 LTIP permits the issuance of up to 2,250,000 units, of which 2,241,980 units remained available for future issuance as of December 31, 2018. Upon vesting of each phantom unit, the holder will receive common units of WES or, at the discretion of WES GP’s Board of Directors, cash in an amount equal to the market value of common units of WES on the vesting date. Equity-based compensation expense attributable to grants made under the WES LTIP impacts cash flows from operating activities only to the extent cash payments are made to a participant in lieu of issuance of WES common units to the participant. Equity-based compensation expense attributable to grants made under the WES LTIP is amortized over the vesting periods applicable to the awards.
Additionally, general and administrative expenses include equity-based compensation costs allocated by Anadarko for grants made pursuant to the Anadarko Petroleum Corporation 2012 Omnibus Incentive Compensation Plan, as amended and restated (the “Anadarko Incentive Plan”) for all periods presented. Grants made under equity-based compensation plans result in equity-based compensation expense, which is determined by reference to the fair value of equity compensation. For equity-based awards ultimately settled through the issuance of units or stock, the fair value is measured as of the date of the relevant equity grant. Equity-based compensation granted under the Anadarko Incentive Plan does not impact cash flows from operating activities since the offset to compensation expense is recorded as a contribution to partners’ capital in the consolidated financial statements at the time of contribution, when the expense is realized.

WGP income taxes. Deferred federal and state income taxes included in the accompanying consolidated financial statements are attributable to temporary differences between the financial statement carrying amount and tax basis of WGP’s investment in WES. WGP’s accounting policy is to “look through” its investment in WES for purposes of calculating deferred income tax asset and liability balances attributable to WGP’s interests in WES. The application of such accounting policy resulted in no deferred income taxes being recognized for the book and tax basis difference in goodwill, which is non-deductible for tax purposes for all periods presented. WGP had no material uncertain tax positions at December 31, 2018 or 2017.

WES income taxes. WES generally is not subject to federal income tax or state income tax other than Texas margin tax on the portion of its income that is apportionable to Texas. Deferred state income taxes are recorded on temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. WES routinely assesses the realizability of its deferred tax assets. If WES concludes that it is more likely than not that some of the deferred tax assets will not be realized, the tax asset is reduced by a valuation allowance. Federal and state current and deferred income tax expense was recorded on WES assets prior to WES’s acquisition of these assets from Anadarko.
For periods beginning on and subsequent to WES’s acquisition of the WES assets, WES makes payments to Anadarko pursuant to the tax sharing agreement entered into between Anadarko and WES for its estimated share of taxes from all forms of taxation, excluding income taxes imposed by the United States, that are included in any combined or consolidated returns filed by Anadarko. The aggregate difference in the basis of WES’s assets for financial and tax reporting purposes cannot be readily determined as WES does not have access to information about each partner’s tax attributes in WES.
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The accounting standards for uncertain tax positions defines the criteria an individual tax position must satisfy for any part of the benefit of that position to be recognized in the financial statements. WES had no material uncertain tax positions at December 31, 2018 or 2017.
With respect to assets acquired from Anadarko, WES recorded Anadarko’s historic deferred income taxes for the periods prior to WES’s ownership of the assets. For periods on and subsequent to WES’s acquisition, WES is not subject to tax except for the Texas margin tax and, accordingly, does not record deferred federal income taxes related to the assets acquired from Anadarko.

Net income (loss) per common unit. Earnings per unit is calculated by dividing the limited partners’ interest in net income (loss) by the weighted-average number of common units outstanding. Net income (loss) per common unit is calculated assuming that cash distributions are equal to the net income (loss) attributable to WGP. Net income equal to the amount of available cash (as defined in WGP’s partnership agreement) is allocated to the common unitholders consistent with actual cash distributions. See Note 5.

Recently adopted accounting standards. Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash requires an entity to explain the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents on the statement of cash flows and to provide a reconciliation of the totals in that statement to the related captions in the balance sheet when the cash, cash equivalents, restricted cash, and restricted cash equivalents are presented in more than one line item on the balance sheet. WGP adopted this ASU using a retrospective approach on January 1, 2018, with no impact to the consolidated financial statements.

Revenue from contracts with customers (Topic 606). WGP adopted Topic 606 on January 1, 2018, using the modified retrospective method applied to WES contracts that were not completed as of January 1, 2018. The cumulative effect adjustment that was recognized in the opening balance of equity and partners’ capital was a decrease of $43.8 million. The comparative historical financial information has not been adjusted and continues to be reported under Revenue Recognition (Topic 605) (“Topic 605”).
Effective January 1, 2018, WGP changed its accounting policy for revenue recognition as detailed below:

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Fee-based gathering / processing. Under Topic 605, fee revenues were recognized based on the rate in effect for the month of service, even when certain fees were charged on an upfront or limited-term basis. In addition, deficiency fees were charged and recognized only when the customer did not meet the specified delivery minimums for the completed performance period. Under Topic 606, (i) revenues continue to be recognized based on the rate in effect when the fee is either the same rate per unit over the contract term or when the fee escalates and the escalation factor approximates inflation, (ii) deficiency fees are estimated and recognized during the performance period as the services are performed for the customer’s delivered volumes, and (iii) timing differences between Service revenues – fee based recognized and amounts billed to customers are recognized as contract assets or contract liabilities, as appropriate, which results in a change in the timing of revenue and changes to net income as a result of the revenue contract’s consideration provisions. In addition, under Topic 606, revenue associated with upfront or limited-term fees is recognized over the expected period of customer benefit, which is generally the life of the related properties. These revenues also include revenues earned for marketing services performed on behalf of WES’s customers, and the expense associated with these marketing activities is recognized in cost of product expense, resulting in no impact to Operating income (loss).

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

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Cost of service rate adjustments. Under Topic 605, revenue was recognized based on the amounts billed to customers each period as Service revenues – fee based. Under Topic 606, fixed minimum volume commitment demand fees and variable fees that are also billed on these minimum volumes are recognized as Service revenues – fee based on a consistent per-unit rate over the term of the contract. Annual adjustments are made to the cost of service rates charged to customers, and, as a result, a cumulative catch-up revenue adjustment related to the services already provided under the contract may be recorded in future periods, with revenues for the remaining term of the contract recognized on a consistent per-unit rate. Fees received on volumes in excess of the minimum volumes are recognized as Service revenues – fee based as service is provided to the customer based on the billing rate in effect for the performance period. This revenue recognition timing does not affect billings to customers, and differences between amounts billed and revenue recognized are recorded as contract assets or liabilities, as appropriate.

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Aid in construction. Under Topic 605, aid in construction reimbursements were reflected as a reduction to property, plant and equipment upon receipt (and a reduction to capital expenditures). Under Topic 606, reimbursement of capital costs received from customers is reflected as a contract liability (deferred revenue) upon receipt. The contract liability is amortized to Service revenues – fee based over the expected period of customer benefit, which is generally the life of the related properties.

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Percent-of-proceeds gathering / processing. Under Topic 605, WES recognized cost of product expense when the product was purchased from a producer to whom it provides services, and WES recognized revenue when the product was sold to Anadarko or a third party. Under Topic 606, in some instances, where all or a percentage of the proceeds from the sale must be returned to the producer, the net margin from the purchase and sale transactions is presented net within Service revenues – product based because WES is acting as the producer’s agent in the product sale.

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Noncash consideration - keep-whole and percent-of-product agreements. Under Topic 605, WES recognized revenues only upon the sale of the related products. Under Topic 606, (i) Service revenues – product based is recognized for the products received as noncash consideration in exchange for the services provided, with the keep-whole noncash consideration value based on the net value of the NGLs over the replacement residue gas cost, and (ii) product sales revenue is recognized, along with cost of product expense related to the sale, when the product is sold to Anadarko or a third party. When the product is sold to Anadarko, Anadarko is acting as WES’s agent in the product sale and WES recognizes revenue, along with cost of product expense related to the sale, based on the Anadarko sales price to the third party, resulting in no impact to Operating income (loss).

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Wellhead purchase / sale incorporated into gathering / processing. Under Topic 605, the natural gas purchase cost was recognized as cost of product expense and any specified gathering or processing fees charged to the producer were recognized as revenues. Under Topic 606, the fees charged to the producer under this contract type are recognized as adjustments to the amount recognized in cost of product expense instead of revenues when such fees relate to services performed after control of the product transfers to WES.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The following tables summarize the impact of adopting Topic 606 on the impacted line items within the consolidated statement of operations and the consolidated balance sheet. The differences between revenue as reported following Topic 606 and revenue as it would have been reported under Topic 605 are due to the changes described above.

	Year Ended December 31, 2018
thousands	As Reported	Without Adoption of Topic 606	Effect of Change Increase / (Decrease)
Revenues
Service revenues – fee based	$1,905,728	$1,751,242	$154,486
Service revenues – product based	88,785	—	88,785
Product sales	303,020	1,405,898	(1,102,878)
Expenses
Cost of product	415,505	1,338,100	(922,595)
Operation and maintenance	480,861	480,668	193
Depreciation and amortization	389,164	386,179	2,985
Impairments	230,584	230,539	45
Income tax expense (benefit)	58,934	58,804	130
Net income (loss) attributable to noncontrolling interests	79,083	86,164	(7,081)
Net income (loss) attributable to Western Gas Equity Partners, LP	551,571	484,855	66,716

	December 31, 2018
thousands	As Reported	Without Adoption of Topic 606	Effect of Change Increase / (Decrease)
Assets
Other current assets	$27,056	$21,657	$5,399
Net property, plant and equipment	8,410,353	8,291,554	118,799
Other assets	67,194	24,972	42,222
Liabilities
Accrued liabilities	129,148	123,241	5,907
Deferred income taxes	280,017	254,939	25,078
Other liabilities	132,130	2,741	129,389
Equity and partners’ capital
Total equity and partners’ capital	4,892,683	4,886,637	6,046

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting standards adopted in 2019. ASU 2016-02, Leases (Topic 842) requires lessees to recognize a lease liability and a right-of-use (“ROU”) asset for all leases, including operating leases, with a term greater than 12 months on the balance sheet. This ASU modifies the definition of a lease and outlines the recognition, measurement, presentation, and disclosure of leasing arrangements by both lessees and lessors. This standard is effective for periods beginning after December 15, 2018, and in the first quarter of 2019, WGP fully adopted this standard using the modified retrospective method applied to all leases that existed on January 1, 2019. WGP made certain elections allowing WGP not to reassess contracts that commenced prior to adoption, to continue applying WES’s current accounting policy for existing or expired land easements and not to recognize ROU assets or lease liabilities for short-term leases. Upon adoption, WGP recognized approximately $10.0 million of ROU assets and corresponding lease liabilities on the consolidated balance sheet. The adoption of this ASU did not have a material impact on the consolidated statement of operations or the consolidated statement of cash flows. WGP has implemented the necessary changes to its business processes, systems and controls to support accounting and disclosure requirements under this ASU.